Supplement to:
Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
dated January 31, 2015
Calvert Equity and Asset Allocation Funds Prospectus
Class I
dated January 31, 2015
Date of Supplement: July 22, 2015
Each Prospectus is hereby amended as follows:
Investment in Exchange-Traded Funds
In the table under “More Information on Investment Objective, Investment Strategies and Risks – Description of Investment Strategies and Associated Risks” on page 74 (page 42 of Class I Prospectus), under the heading “Investment Techniques and Associated Risks,” insert the following at the end of the paragraph for “Exchange-Traded Funds (“ETFs”)”:
Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure or when the Advisor and/or Subadvisor believes share prices of ETFs offer attractive values.
Under “About Sustainable and Socially Responsible Investing – Calvert Signature Strategies® – Investment Selection Process” on page 80 (page 48 of Class I Prospectus), insert the following after the first sentence of the fifth paragraph:
Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive values.
Under “About Sustainable and Socially Responsible Investing – Calvert Signature Strategies® – Investment Selection Process” on page 80 (page 48 of Class I Prospectus), delete the last sentence of the fifth paragraph.
Special Equities Investment Program
Under “About Sustainable and Socially Responsible Investing – Special Investment Programs – Special Equities” on page 88 (page 55 of Class I Prospectus), delete the last sentence of the second paragraph.
Under “About Sustainable and Socially Responsible Investing – Special Investment Programs – Special Equities” on page 88 (page 55 of Class I Prospectus), delete the third paragraph and replace it with the following:
Pursuant to approval by each Fund’s Board of Trustees/Directors, each Fund has retained Daryn Dodson and Jeremy Sookhoo as consultants to provide investment research for the Special Equities Program.

Pricing of Shares
Under “Shareholder Information – How Shares Are Priced” on page 102 (page 61 of Class I Prospectus), delete the fifth paragraph and replace it with the following:
Under the oversight of the Board of Trustees/Directors and pursuant to a Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.
Under “Shareholder Information – How Shares Are Priced” on page 102 (page 61 of Class I Prospectus), delete the first sentence of the sixth paragraph and replace it with the following:
Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors.
Under “Shareholder Information – How Shares Are Priced,” delete the first sentence of the first full paragraph on page 103 (for Class I Prospectus, the first sentence of the seventh paragraph on page 61) and replace it with the following:
In making a fair value determination, the Advisor, under the ultimate supervision of the Board and pursuant to a Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security.